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                                        UNITED STATES
                              SECURITIES AND EXCHANGE COMMISSION
                                    Washington, D.C. 20549

                                           FORM 8-K

                                        CURRENT REPORT

                            Pursuant to Section 13 or 15(d) of the
                               Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported): February 28, 2007

                                MISSION ENERGY HOLDING COMPANY
                    (Exact name of registrant as specified in its charter)

              DELAWARE                     333-68632                       95-4867576
   (State or other jurisdiction of     (Commission file                 (I.R.S. employer
           incorporation)                   number)                    identification no.)

                               2600 Michelson Drive, Suite 1700
                                   Irvine, California 92612
                 (Address of principal executive offices, including zip code)

                                         949-852-3576
                     (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
    (17 CFR 240.13e-4(c))

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This current report and its exhibit include forward-looking statements. Mission Energy
Holding Company has based these forward-looking statements on its current expectations and projections about future events based upon knowledge of facts as of the date of this current report and its assumptions about future events. These forward-looking statements are subject to various risks and uncertainties that may be outside Mission Energy Holding Company's control. Mission Energy Holding Company has no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This current report should be read with Mission Energy Holding Company's Annual
Report on Form 10-K for the year ended December 31, 2006.

                              Section 2 - Financial Information

Item 2.02  Results of Operations and Financial Condition

        On February 28, 2007, Edison International, the corporate parent of Mission Energy
Holding Company, issued a press release reporting Mission Energy Holding Company's financial results for the year ended December 31, 2006. A copy of the press release is attached as
Exhibit 99.1. The information furnished in this Item 2.02 and Exhibit 99.1 shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

                        Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)     Exhibits

        99.1   Press Release of Edison International dated February 28, 2007.

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                                          SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 Mission Energy Holding Company

Date:           February 28, 2007                           /s/ W. James Scilacci
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                                                              W. JAMES SCILACCI
                                              Senior Vice President and Chief Financial Officer